                                                                  EXHIBIT 10.1.4

                                                                  EXECUTION COPY



                                 THIRD AMENDMENT

      THIRD AMENDMENT, dated as of May 15,2000 (this "Amendment"), to the Credit and Guarantee Agreement, dated as of July 28, 1999 (as amended by the First Amendment, dated as of November 4, 1999, and the Second Amendment, dated as of December 14, 1999, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SMTC Corporation ("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Brothers Inc., as advisor, lead arranger and book manager (in such capacity, the "Arranger"), The Bank of Nova Scotia, as syndication agent (in such capacity, the "Syndication Agent"), Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), The Bank of Nova Scotia, as Canadian administrative agent (in such capacity, the "Canadian Administrative Agent"), The Bank of Nova Scotia, as collateral monitoring agent (in such capacity, the "Collateral Monitoring Agent"), and General Electric Capital Corporation, as documentation agent (in such capacity, the "Documentation Agent").



                               W I T N E S S E T H

      WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrowers; and

      WHEREAS, Holdings and the Borrowers have requested that the Lenders amend, and the Required Lenders, each of the Canadian Revolving Credit Lenders, and each of the U.S. Revolving Credit Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      1. Defined Terms. As used herein, terms defined in this Amendment or in the Credit Agreement are used herein as so defined.

      2. Amendments to Section 1.1 of the Credit Agreement. (a) The definitions of the terms "Canadian Revolving Credit Commitment", "Consolidated Interest Expense", "Consolidated Total Debt" and "U.S. Revolving Credit Commitment" contained in Section 1.1 of the Credit Agreement are hereby deleted in their entirety and replaced with the following new definitions:

            "'Canadian Revolving Credit Commitment': as to any Canadian Lender at any time, its obligation to make Canadian Revolving Credit Loans to, and/or create Acceptances and discount Acceptances on behalf of (or, in lieu thereof, to make loans pursuant to the Acceptance Notes to ), the Canadian Borrower, and participate in Canadian Swing Line Loans, in an aggregate amount not to exceed at any one time outstanding the U.S. Dollar amount (or the Canadian Dollar Equivalent thereof, as the case may be) set forth opposite such Canadian Lender's name under the heading "Canadian Revolving Credit Commitment" on Schedule I to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender become a party hereto, as such amount may be reduced from time to time as provided herein. The original aggregate amount of the Canadian Revolving Credit Commitments was U.S.$15,000,000; such amount was reduced pursuant to the Second Amendment to U.S.$7,500,000 (such reduction being applied to the Canadian Revolving Credit Commitments of all Canadian Lenders pro rata in accordance with the amounts thereof); such amount is being increased on the Third Amendment Effective Date by U.S.$937,500 (such increase being applied to the Canadian Revolving Credit Commitments of all Canadian Lenders pro rata in accordance with the amounts thereof); and on December 31, 2000 (or such earlier date as may be elected by the Borrower), the Canadian Revolving Credit Commitment of each Canadian Lender will be reduced by an amount equal to the amount by which it was increased on the Third Amendment Effective Date."


            "`Consolidated Interest Expense': of any Person for any period, total interest expense (including that attributable to Capital Lease Obligations) of such Person and its Subsidiaries for such period with respect to all outstanding Indebtedness of such Person and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers' acceptance financing and net costs of such Person under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP, but excluding any prepayment premiums or other prepayment charges to the extent allocable to such period in accordance with GAAP); provided, that Consolidated Interest Expense shall not include pay-in-kind interest on the 2000 Subordinated Notes or any cash interest paid on the 2000 Subordinated Notes as permitted by Section 7.5(a).


            "`Consolidated Total Debt': at any date, the aggregate principal amount of all Funded Debt of Holdings and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP; provided, that Consolidated Total Debt shall not include the Indebtedness under the 2000 Subordinated Notes."


            "`U.S. Revolving Credit Commitment': as to any Lender, the obligation of such Lender, if any, to make U.S. Revolving Credit Loans and participate in Swing Line Loans and U.S. Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "U.S. Revolving Credit Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the U.S. Revolving Credit Commitments was U.S.$45,000,000; such amount was increased pursuant to the Second Amendment to U.S.$52,500,000 (such increase being applied to the U.S. Revolving Credit Commitments of all U.S. Revolving Credit Lenders pro rata in accordance with the amounts thereof);

      such amount is being increased on the Third Amendment Effective Date by U.S.$6,562,500 (such increase being applied to the U.S. Revolving Credit Commitments of all U.S. Revolving Credit Lenders pro rata in accordance with the amounts thereof); and on December 31, 2000 (or such earlier date as may be elected by the Borrower), the U.S. Revolving Credit Commitment of each U.S. Revolving Credit Lender will be reduced by an amount equal to the amount by which it was increased on the Third Amendment Effective Date."

      (b) Section 1.1 of the Credit Agreement is hereby further amended by adding thereto, in correct alphabetical order, the following new terms:

            "Second Amendment": the Second Amendment, dated as of December 14, 1999, to this Agreement.

            "Third Amendment": the Third Amendment, dated as of May 8,2000, to this Agreement.

            "Third Amendment Effective Date": as defined in the Third Amendment.

            "2000 Subordinated Notes": U.S.$5,000,000 (plus the aggregate principal amount of unsecured subordinated notes issued as pay-in-kind interest) aggregate principal amount of unsecured subordinated notes to be issued by Holdings for cash at par on or before the Third Amendment Effective Date, such subordinated notes to have terms and conditions substantially equivalent to those set forth on Annex I to the Third Amendment. In any event, the 2000 Subordinated Notes (a) shall not mature prior to the date which is 10 years after the date of issuance thereof,
      (b) shall not require any cash payment of interest or principal prior to the maturity date (except as provided in Section 7.5(a) and in Annex 1 to the Third Amendment), (c) shall not be guaranteed by any Subsidiary of Holdings, (d) shall not be subject to being accelerated prior to the repayment in full of the Loans and termination of the Commitments (or, if earlier, the acceleration of the Loans pursuant to Section 13) (except as provided in Annex I to the Third Amendment), and (e) shall be subject to subordination provisions reasonably acceptable to the General Administrative Agent.


            "2000 Warrants": warrants to be issued by Holdings on or prior to the Third Amendment Effective Date for cash in the amount of U.S.$2,500,000, such warrants to have terms and conditions substantially equivalent to those set forth on Annex I to the Third Amendment

      3. Amendment to Section 7.5 (Mandatory Prepayments and Commitment Reductions; Application of Prepayments). Section 7.5 of the Credit Agreement is hereby amended by deleting clause (a) contained therein and substituting in lieu thereof the following new clause (a):

            "(a) Unless the Required Prepayment Lenders shall otherwise agree, if Holdings receives Net Cash Proceeds from Capital Stock Sales, an amount equal to 100% of such Net Cash Proceeds shall be applied within three Business Days after the date of receipt thereof toward the prepayment of the Loans and Acceptances and permanent reduction of the Commitments as set forth in Section 7.5(e); provided, that (i) Net Cash Proceeds from the sale or exercise of the 2000 Warrants shall not be required to be applied toward such prepayment and reduction and (ii) if (A) in connection with any initial public offering of common stock of Holdings the Term Loans are repaid in full and (B) the amount of the U.S. Revolving Credit Commitments and the Canadian Revolving Credit Commitments has been reduced by U.S.$7,500,000 in the aggregate (whether such reduction occurred pursuant to the last clause of the definitions of U.S. Revolving Credit Commitment and Canadian Revolving Credit Commitment in Section 1.1 or was made voluntarily by the Borrower prior to the date required by such definitions) (and any repayment of Loans required as a result of such reduction has been made), any remaining Net Cash Proceeds of such initial public offering may be applied to redeem the 2000 Subordinated Notes and the 2000 Warrants."

      4. Amendment to Section 11.1 (Financial Condition Covenants). Section 11.1 of the Credit Agreement is hereby amended by:

            (a) Deleting subsection 11.1(a) in its entirety and substituting in lieu thereof the following:

            "(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of Holdings (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:


                                                       Consolidated
          Fiscal Quarter                              Leverage Ratio
          --------------                              --------------

          FQ4 1999                                     4.50 to 1.00
          FQl 2000                                     5.49 to 1.00
          FQ2 2000                                     5.25 to 1.00
          FQ3 2000                                     4.50 to 1.00
          FQ4 2000 through FQ3 2001                    4.25 to 1.00
          FQ4 2001 through FQ1 2002                    4.00 to 1.00
          FQ2 2002 through FQ3 2002                    3.75 to 1.00
          FQ4 2002 through FQ2 2003                    3.50 to 1.00
          FQ3 2003                                     3.25 to 1.00
          FQ4 2003                                     3.00 to 1.00
          FQ1 2004                                     2.75 to 1.00
          FQ2 2004 and thereafter                      2.50 to 1.00

            ; provided, that for purposes of determining the ratio described above, Consolidated EBITDA for the fiscal quarters ending March 31, 1999, June 30, 1999 and September 30, 1999 shall be deemed to equal $5,282,000, $5,282,000 and $7,583,000, respectively."

            (b) Deleting subsection 11.1(b) in its entirety and substituting in lieu thereof the following:

            "(b) Consolidated First Priority Debt Ratio. Permit the
      Consolidated First Priority Debt Ratio as at the last day of any period of four consecutive fiscal quarters of Holdings (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                        Consolidated First Priority
          Fiscal Quarter                         Debt Ratio
          --------------                         ----------

          FQ4 1999                                4.15 to 1.00
          FQ1 2000                                5.16 to 1.00
          FQ2 2000                                5.00 to 1.00
          FQ3 2000                                4.10 to l.00
          FQ4 2000 through FQl 2001               3.85 to 1.00
          FQ2 2001 through FQ3 2001               3.75 to 1.00
          FQ4 2001 through FQ1 2002               3.50 to 1.00
          FQ2 2002 through FQ3 2002               3.25 to 1.00
          FQ4 2002 through FQ2 2003               3.00 to 1.00
          FQ3 2003                                2.75 to 1.00
          FQ4 2003                                2.50 to 1.00
          FQ1 2004                                2.25 to 1.00
          FQ2 2004 and thereafter                 2.00 to 1.00

            ; provided, that for purposes of determining the ratio described above, Consolidated EBITDA for the fiscal quarters ending March 31, 1999, June 30, 1999 and September 30, 1999 shall be deemed to equal $5,282,000, $5,282,000 and $7,583,000, respectively."

      5. Amendment to Section 11.2 (Limitation on Indebtedness). Section 11.2 of the Credit Agreement is hereby amended by (x) deleting the word "and" from the end of clause (0) of such Section and (y) inserting immediately after the word "outstanding" at the end of clause (p), the following:

      "; and


      (q) Indebtedness represented by the 2000 Subordinated Notes."

      6. Amendment to Section 11.9 (Limitation on Optional Prepayments and Modifications of Debt Instruments). Section 11.9 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

      "Notwithstanding the foregoing, Holdings may redeem the 2000 Subordinated Notes as contemplated by Section 7.5(a)."


      7. Amendment to Section 11.16 (Limitation on Activities of Holdings).
Section 11.16 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

      "Notwithstanding the foregoing, Holdings may engage in the transactions contemplated by the terms of the 2000 Subordinated Notes and the 2000 Warrants."

      8. Effectiveness. The Amendment shall become effective on the date (the "Third Amendment Effective Date") of satisfaction of the following conditions precedent:

            (a) The General Administrative Agent shall have received (i) counterparts of this Amendment, duly executed and delivered by Holdings and each of the Borrowers.

            (b) The General Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto ("Lender Consent Letters"), from Lenders constituting (i) the Required Lenders, (ii) each of the Canadian Revolving Credit Lenders, and (iii) each of the U.S. Revolving Credit Lenders.

            (c) The General Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party other than Holdings and the Borrowers.

            (d) The General Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the General Administrative Agent, of the boards of directors of Holdings and each of the Borrowers authorizing the execution, delivery and performance of this Amendment, in each case, certified by a Responsible Officer thereof as of the date hereof, which certificate shall be in form and substance satisfactory to the General Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (e) The General Administrative Agent shall have received, dated the Third Amendment Effective Date and addressed to the General Administrative Agent and the Lenders, an opinion of Ropes & Gray in form and substance satisfactory to the General Administrative Agent.

            (f) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the General Administrative Agent.

            (g) The General Administrative Agent shall have received for the account of each Lender executing and delivering this Amendment a fee of
      (i) 1/10 of 1% of the aggregate principal amount of Term Loans, Canadian Revolving Credit Commitments and U.S. Revolving Credit Commitments held by such Lender immediately prior to the Third Amendment Effective Date and
      (ii) 2/10 of 1% of the amount by which the Canadian Revolving Credit Commitment and/or the U.S. Revolving Credit Commitment of such Lender is increased on the Third Amendment Effective Date pursuant to this Third Amendment.

            (h) Holdings shall have received prior to or simultaneously with the effectiveness of this Amendment U.S.$7,500,000 in cash as proceeds of the 2000 Subordinated Notes and the 2000 Warrants.


            (i) The General Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions necessary or, in the opinion of the General Administrative Agent, desirable to maintain the perfection of the Liens created by the Security Documents after giving effect to this Amendment shall have been completed.

      9. Representations and Warranties. After giving effect to the amendments contained herein, on the Third Amendment Effective Date, Holdings and each of the Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement; provided that each reference in such Section 8 to "this Agreement" shall be deemed to be a reference both to this Amendment and to the Credit Agreement as amended by this Amendment.


      10. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.


      11. No Default. No Default or Event of Default shall have occurred and be continuing as of the Third Amendment Effective Date after giving effect to this Amendment.


      12. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

      13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        SMTC CORPORATION

                                        By: /s/ Richard Smith
                                           ----------------------------------
                                           Name:  Richard Smith
                                           Title: Vice President Finance and
                                                  Administration

                                        HTM HOLDINGS, INC.

                                        By: /s/ Richard Smith
                                           ----------------------------------
                                           Name:  Richard Smith
                                           Title: Vice President Finance and
                                                  Administration

                                        SMTC MANUFACTURING CORPORATION OF
                                        CANADA

                                        By: /s/ Richard Smith
                                           ----------------------------------
                                           Name:  Richard Smith
                                           Title: Vice President Finance and
                                                  Administration

                                        LEHMAN COMMERCIAL PAPER INC., as
                                         General Administrative Agent and as a
                                         Lender

                                        By: /s/ G. Andrew Keith
                                           ----------------------------------
                                           Name:  G. Andrew Keith
                                           Title: Authorized Signatory

                                        THE BANK OF NOVA SCOTIA, as Canadian
                                        Administrative Agent and Collateral
                                        Monitoring Agent

                                        By: /s/ J. Paul Phillips
                                            ------------------------------------
                                            Name:  J. Paul Phillips
                                                   -----------------------------
                                            Title: Director
                                                   -----------------------------



                                        THE BANK OF NOVA SCOTIA, as Syndication
                                        Agent and as a Lender


                                        By: /s/ Jon A. Burckin
                                            ------------------------------------
                                            Name:  Jon A. Burckin
                                                   -----------------------------
                                            Title: Director, Corporate
                                                   -----------------------------






                                        GENERAL ELECTRIC CAPITAL CORPORATION, as
                                        Documentation Agent and as a Lender




                                        By: /s/ John Goodwin
                                            ------------------------------------
                                            Name:  John Goodwin
                                                   -----------------------------
                                            Title: Duly Authorized Signatory
                                                   -----------------------------

                           ACKNOWLEDGMENT AND CONSENT


      Each of the undersigned parties to the Guarantee and Collateral Agreement, dated as of July 28, 1999, as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Lehman Commercial Paper Inc., as General Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the foregoing Amendment to the Credit and Guarantee Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests contained in such Guarantee and Collateral Agreement and in the Security Documents are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit and Guarantee Agreement.


                                        SMTC CORPORATION



                                        By: /s/ Richard Smith
                                            ------------------------------------
                                            Name:  Richard Smith
                                                   -----------------------------
                                            Title: Vice President Finance and
                                                   -----------------------------
                                                   Administration
                                                   -----------------------------


                                        SMTC MANUFACTURING CORPORATION OF TEXAS

                                        By: /s/ Richard Smith
                                            ------------------------------------
                                            Name:  Richard Smith
                                                   -----------------------------
                                            Title: Vice President Finance and
                                                   -----------------------------
                                                   Administration
                                                   -----------------------------



                                        SMTC MANUFACTURING CORPORATION OF
                                        CALIFORNIA



                                        By: /s/ Richard Smith
                                            ------------------------------------
                                            Name:  Richard Smith
                                                   -----------------------------
                                            Title: Vice President Finance and
                                                   -----------------------------
                                                   Administration
                                                   -----------------------------

                                        SMTC MANUFACTURING CORPORATION OF NORTH
                                        CAROLINA



                                        By: /s/ Richard Smith
                                            ------------------------------------
                                            Name:  Richard Smith
                                                   -----------------------------
                                            Title: Vice President Finance and
                                                   -----------------------------
                                                   Administration
                                                   -----------------------------



                                       SMTC MEX HOLDINGS, INC.




                                        By: /s/ Richard Smith
                                            ------------------------------------
                                            Name:  Richard Smith
                                                   -----------------------------
                                            Title: Vice President Finance and
                                                   -----------------------------
                                                   Administration
                                                   -----------------------------



                                       SMTC MANUFACTURING CORPORATION
                                       OF COLORADO


                                        By: /s/ Richard Smith
                                            ------------------------------------
                                            Name:  Richard Smith
                                                   -----------------------------
                                            Title: Vice President Finance and
                                                   -----------------------------
                                                   Administration
                                                   -----------------------------

                                                                 [Comerica logo]
--------------------------------------------------------------------------------
Comerica Bank-Canada                              Suite 2210
                                                  Royal Bank Plaza, South Tower
                                                  200 Bay Street, P.0. Box 61
                                                  Toronto, Ontario, Canada
                                                  M5J 2J2


                                                  Tel. (416) 367-3113 ext. 242
                                                  Fax. (416) 367-2460



                             LENDER CONSENT LETTER

                               HTM HOLDINGS, INC.
                    SMTC MANUFACTURING CORPORATION OF CANADA
                         CREDIT AND GUARANTEE AGREEMENT
                            DATED AS OF JULY 28, 1999



To: Lehman Commercial Paper Inc.,
      as General Administrative Agent
    3 World Financial Center
    New York, New York 10285


Ladies and Gentlemen:

      Reference is made to the Credit and Guarantee Agreement, dated as of July 28, 1999, as amended by the First Amendment, dated as of November 4, 1999, and the Second Amendment, dated as of December 14, 1999, and as may be further amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among SMTC Corporation ("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

      The Borrowers have requested that (i) the Required Lenders, (ii) each of the Canadian Revolving Credit Lenders, and (iii) each of the U.S. Revolving Credit Lenders consent to amend the Credit Agreement on the terms described in the Third Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Third Amendment").

      Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the General Administrative Agent of the Third Amendment.

                                   Very truly yours,

                                   COMERICA BANK-CANADA


                                   By: /s/ L. Geoffrey Morphy
                                       ------------------------------------
                                       Name:  L. Geoffrey Morphy
                                       Title: Vice President, International
                                              Finance



Dated as of May 10, 2000

                                                                 [Comerica logo]
--------------------------------------------------------------------------------
Comerica Bank
                                               International Finance Department
                                               P O Box 75000
                                               Detroit, Michigan 48275-3328
                                               Tel.: (313) 222-9125
                                               Fax: (313) 222-3377
                                               Darlene P Persons@Comerica.com
                                               ------------------------------

                                               Darlene P. Persons, CCM
                                               First Vice President



LENDER CONSENT LETTER

HTM HOLDINGS, INC.
SMTC MANUFACTURING CORPORATION OF CANADA
CREDIT AND GUARANTEE AGREEMENT
DATED AS OF JULY 28, 1999



To: Lehman Commercial Paper Inc.,
      as General Administrative Agent
    3 World Financial Center
    New York, New York 10285


Ladies and Gentlemen:

      Reference is made to the Credit and Guarantee Agreement, dated as of July 28, 1999, as amended by the First Amendment, dated as of November 4, 1999, and the Second Amendment, dated as of December 14, 1999, and as may be further amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among SMTC Corporation ("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

      The Borrowers have requested that (i) the Required Lenders, (ii) each of the Canadian Revolving Credit Lenders, and (iii) each of the U.S. Revolving Credit Lenders consent to amend the Credit Agreement on the terms described in the Third Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Third Amendment").

      Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the General Administrative Agent of the Third Amendment.

                                   Very truly yours,

                                   COMERICA BANK


                                   By: /s/ Darlene P. Persons
                                       ------------------------------------
                                       Name:  Darlene P. Persons
                                       Title: First Vice President,
                                              International Finance



Dated as of May 10, 2000
                                                                 [Comerica logo]

                                                                       EXHIBIT A



                             LENDER CONSENT LETTER

                               HTM HOLDINGS, INC.
                    SMTC MANUFACTURING CORPORATION OF CANADA
                         CREDIT AND GUARANTEE AGREEMENT
                            DATED AS OF JULY 28, 1999



To: Lehman Commercial Paper Inc.,
      as General Administrative Agent
    3 World Financial Center
    New York, New York 10285


Ladies and Gentlemen:

      Reference is made to the Credit and Guarantee Agreement, dated as of July 28, 1999, as amended by the First Amendment, dated as of November 4, 1999, and the Second Amendment, dated as of December 14, 1999, and as may be further amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among SMTC Corporation ("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

      The Borrowers have requested that (i) the Required Lenders, (ii) each of the Canadian Revolving Credit Lenders, and (iii) each of the U.S. Revolving Credit Lenders consent to amend the Credit Agreement on the terms described in the Third Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Third Amendment").

      Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the General Administrative Agent of the Third Amendment.

                                   Very truly yours,

                                   First Dominion Funding I
                                   ----------------------------------------
                                   (NAME OF LENDER)


                                   By: /s/ Andrew Marshak
                                       ------------------------------------
                                       Name:  Andrew Marshak
                                       Title: Authorized Signator



Dated as of May __, 2000

                                                                       EXHIBIT A



                             LENDER CONSENT LETTER

                               HTM HOLDINGS, INC.
                    SMTC MANUFACTURING CORPORATION OF CANADA
                         CREDIT AND GUARANTEE AGREEMENT
                            DATED AS OF JULY 28, 1999



To: Lehman Commercial Paper Inc.,
      as General Administrative Agent
    3 World Financial Center
    New York, New York 10285


Ladies and Gentlemen:

      Reference is made to the Credit and Guarantee Agreement, dated as of July 28, 1999, as amended by the First Amendment, dated as of November 4, 1999, and the Second Amendment, dated as of December 14, 1999, and as may be further amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among SMTC Corporation ("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

      The Borrowers have requested that (i) the Required Lenders, (ii) each of the Canadian Revolving Credit Lenders, and (iii) each of the U.S. Revolving Credit Lenders consent to amend the Credit Agreement on the terms described in the Third Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Third Amendment").

      Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the General Administrative Agent of the Third Amendment.

                                   Very truly yours,

                                   General Electric Capital Corporation
                                   ----------------------------------------
                                   (NAME OF LENDER)


                                   By: /s/ John Goodwin
                                       ------------------------------------
                                       Name:  John Goodwin
                                       Title: Duly Authorized Signatory



Dated as of May 8, 2000

                                                                       EXHIBIT A



                             LENDER CONSENT LETTER

                               HTM HOLDINGS, INC.
                    SMTC MANUFACTURING CORPORATION OF CANADA
                         CREDIT AND GUARANTEE AGREEMENT
                            DATED AS OF JULY 28, 1999



To: Lehman Commercial Paper Inc.,
      as General Administrative Agent
    3 World Financial Center
    New York, New York 10285


Ladies and Gentlemen:

      Reference is made to the Credit and Guarantee Agreement, dated as of July 28, 1999, as amended by the First Amendment, dated as of November 4, 1999, and the Second Amendment, dated as of December 14, 1999, and as may be further amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among SMTC Corporation ("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

      The Borrowers have requested that (i) the Required Lenders, (ii) each of the Canadian Revolving Credit Lenders, and (iii) each of the U.S. Revolving Credit Lenders consent to amend the Credit Agreement on the terms described in the Third Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Third Amendment").

      Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the General Administrative Agent of the Third Amendment.

                                   Very truly yours,

                                   AMMC CDO I, LIMITED
                                   ----------------------------------------
                                   (NAME OF LENDER)


                                   By: /s/ Chester M. Eng
                                       ------------------------------------
                                       Name:  Chester M. Eng
                                       Title: Attorney-in-fact



Dated as of May 8, 2000

                                                                       EXHIBIT A



                             LENDER CONSENT LETTER

                               HTM HOLDINGS, INC.
                    SMTC MANUFACTURING CORPORATION OF CANADA
                         CREDIT AND GUARANTEE AGREEMENT
                            DATED AS OF JULY 28, 1999



To: Lehman Commercial Paper Inc.,
      as General Administrative Agent
    3 World Financial Center
    New York, New York 10285


Ladies and Gentlemen:

      Reference is made to the Credit and Guarantee Agreement, dated as of July 28, 1999, as amended by the First Amendment, dated as of November 4, 1999, and the Second Amendment, dated as of December 14, 1999, and as may be further amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among SMTC Corporation ("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

      The Borrowers have requested that (i) the Required Lenders, (ii) each of the Canadian Revolving Credit Lenders, and (iii) each of the U.S. Revolving Credit Lenders consent to amend the Credit Agreement on the terms described in the Third Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Third Amendment").

      Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the General Administrative Agent of the Third Amendment.

                                   Very truly yours,

                                   Bankers Trust Company
                                   ----------------------------------------
                                   (NAME OF LENDER)


                                   By: /s/ Annemarie Reilly-Papazoglou
                                       ------------------------------------
                                       Name:  Annemarie Reilly-Papazoglou
                                       Title: Director



Dated as of May __, 2000

                                                                       EXHIBIT A



                             LENDER CONSENT LETTER

                               HTM HOLDINGS, INC.
                    SMTC MANUFACTURING CORPORATION OF CANADA
                         CREDIT AND GUARANTEE AGREEMENT
                            DATED AS OF JULY 28, 1999



To: Lehman Commercial Paper Inc.,
      as General Administrative Agent
    3 World Financial Center
    New York, New York 10285


Ladies and Gentlemen:

      Reference is made to the Credit and Guarantee Agreement, dated as of July 28, 1999, as amended by the First Amendment, dated as of November 4, 1999, and the Second Amendment, dated as of December 14, 1999, and as may be further amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among SMTC Corporation ("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

      The Borrowers have requested that (i) the Required Lenders, (ii) each of the Canadian Revolving Credit Lenders, and (iii) each of the U.S. Revolving Credit Lenders consent to amend the Credit Agreement on the terms described in the Third Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Third Amendment").

      Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the General Administrative Agent of the Third Amendment.

                                   Very truly yours,

                                   The Chase Manhattan Bank
                                   ----------------------------------------
                                   (NAME OF LENDER)


                                   By: /s/ Anna Maria Beissel
                                       ------------------------------------
                                       Name: Anna Maria Beissel
                                       Title: Vice President



Dated as of May  , 2000

                                                                       EXHIBIT A



                             LENDER CONSENT LETTER

                               HTM HOLDINGS, INC.
                    SMTC MANUFACTURING CORPORATION OF CANADA
                         CREDIT AND GUARANTEE AGREEMENT
                            DATED AS OF JULY 28, 1999



To: Lehman Commercial Paper Inc.,
      as General Administrative Agent
    3 World Financial Center
    New York, New York 10285


Ladies and Gentlemen:

      Reference is made to the Credit and Guarantee Agreement, dated as of July 28, 1999, as amended by the First Amendment, dated as of November 4, 1999, and the Second Amendment, dated as of December 14, 1999, and as may be further amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among SMTC Corporation ("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

      The Borrowers have requested that (i) the Required Lenders, (ii) each of the Canadian Revolving Credit Lenders, and (iii) each of the U.S. Revolving Credit Lenders consent to amend the Credit Agreement on the terms described in the Third Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Third Amendment").

      Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the General Administrative Agent of the Third Amendment.

                                   Very truly yours,

                                   IBM Credit Corporation
                                   ----------------------------------------
                                   (NAME OF LENDER)


                                   By: /s/ Brian T. Sullivan
                                       ------------------------------------
                                       Name: Brian T. Sullivan
                                       Title: Manager, U.S. Commercial Credit



Dated as of May  , 2000

                                                                       EXHIBIT A



                             LENDER CONSENT LETTER

                               HTM HOLDINGS, INC.
                    SMTC MANUFACTURING CORPORATION OF CANADA
                         CREDIT AND GUARANTEE AGREEMENT
                            DATED AS OF JULY 28, 1999



To: Lehman Commercial Paper Inc.,
      as General Administrative Agent
    3 World Financial Center
    New York, New York 10285


Ladies and Gentlemen:

      Reference is made to the Credit and Guarantee Agreement, dated as of July 28, 1999, as amended by the First Amendment, dated as of November 4, 1999, and the Second Amendment, dated as of December 14, 1999, and as may be further amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among SMTC Corporation ("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

      The Borrowers have requested that (i) the Required Lenders, (ii) each of the Canadian Revolving Credit Lenders, and (iii) each of the U.S. Revolving Credit Lenders consent to amend the Credit Agreement on the terms described in the Third Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Third Amendment").

      Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the General Administrative Agent of the Third Amendment.

                                   Very truly yours,

                                   Monument Capital Ltd., as Assignee

                                   By: Alliance Capital Management L.P. as
                                       Investment Manager
                                   ----------------------------------------
                                   (NAME OF LENDER)

                                   By: Alliance Capital Management Corporation,
                                       as General Partner

                                   By: /s/ Kenneth G. Ostmann
                                       ------------------------------------
                                       Name: Kenneth G. Ostmann
                                       Title: Vice President



Dated as of May 10, 2000

                                 McMILLAN BINCH

                                   ----------

                            BARRISTERS & SOLICITORS


SUITE 3800 . SOUTH TOWER . ROYAL BANK PLAZA . TORONTO . ONTARIO . CANADA M5J 2J7
        FAX (416) 865-7048 . TELEPHONE (416) 865-7000 . WWW.MCBINCH.COM



                                                                    May 18, 2000





Lehman Brothers Inc.                         The Bank of Nova Scotia
Lehman Commercial Paper Inc.                 44 King Street West
3 World Financial Centre                     Toronto, Ontario
New York, New York                           M5H 1H1
U.S.A. 10285

-and to-                                     -and to-

General Electric Capital Corporation         Each of the Banks from time to
201 Mission Street                           time party to the Credit Agreement
Suite 2700                                   referred to below
San Francisco, California
U.S.A. 94105



Dear Sirs/Mesdames:

      Re: Third Amendment to Credit and Guarantee Agreement among
          SMTC Manufacturing Corporation of Canada and others

      We are counsel to SMTC Manufacturing Corporation of Canada ("SMTC (Canada)") and have acted on behalf of SMTC (Canada) in connection with the corporate authorization of the Third Amendment, dated as of May 15, 2000 (the "Third Amending Agreement"), to the Credit and Guarantee Agreement, dated as of July 28, 1999 (as amended by the First Amendment dated as of November 4, 1999, and the Second Amendment, dated as of December 14, 1999) (the "Credit Agreement") among SMTC (Canada), SMTC Corporation, HTM Holdings, Inc. the several banks and other financial institutions from time to time parties thereto (collectively, the "Banks"), Lehman Brothers Inc., as advisor, lead arranger and book manager, the Bank of Nova Scotia, as syndication agent, Canadian administrative agent and collateral monitoring agent, Lehman Commercial Paper Inc., as general administrative agent and General Electric Capital Corporation, as documentation agent.

      This opinion is being delivered in connection with the delivery by Ropes & Gray of its opinion pursuant to Section 8(e) of the Third Amending Agreement.

Scope of Investigation

      For the purpose of this opinion, we have examined facsimile copies executed in counterparts of the Third Amending Agreement. We did not participate in the negotiation or preparation of the Third Amending Agreement and have not reviewed the provisions thereof.

      We have also made such investigations and examined originals or copies, certified or otherwise identified to our satisfaction, of the constating documents and by-laws of SMTC (Canada), of such records of corporate proceedings of SMTC (Canada), such certificates of public officials and of such other certificates, documents and records as we considered necessary for the purposes of this opinion.

      For the purposes of the opinion in paragraph 1, we have relied on a certificate of status issued by the Ministry of Consumer and Commercial Relations dated May 18, 2000, a copy of which has been provided to you.

Jurisdiction

      We are qualified to render opinions only as to the laws of the Province of Ontario, including relevant federal laws of Canada, and accordingly we express no opinion as to the laws of any other jurisdiction.

Assumptions

      The opinions expressed herein are subject to the following assumptions:

      (a) We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed, photocopied or facsimile copies.

      (b)   We have assumed the legal capacity of all natural persons.

Opinions

      Based on and subject to the foregoing, we are of the opinion that

            1. Corporate Status. SMTC (Canada) is a corporation existing under the laws of Ontario.

            2. Corporate Power and Capacity. SMTC (Canada) has the corporate power and capacity to enter into and perform its obligations under the Third Amending Agreement.

            3. Authorization. SMTC (Canada) has taken all necessary corporate action to authorize the execution and delivery by it of the Third Amending Agreement.

May 18, 2000                                                            Page 3

                                 McMILLAN BINCH


            4. EXECUTION. To the extent that execution of the Third Amending Agreement is governed by the laws of the Province of Ontario, the Third Amending Agreement has been duly executed by SMTC (Canada).

      This opinion is given solely for your use in connection with the transactions contemplated by the Third Amending Agreement and may not be relied on by any other person or for any other purpose without our prior written consent.



                                        Yours truly,

                                        /s/ McMillan Binch

Request ID: 002799472             Province of Ontario
Demande n(degree):                Province de l'Ontario
Transaction ID: 13702459          Ministry of Consumer and Commercial Relations
Transaction n(degree):            Ministere de la Consommation et du Commerce
Category ID: CT                   Companies Branch
Categorie:                        Direction des compagnies

Date Report Produced: 2000/05/18
Document produit le:
Time Report Produced: 09:04:41
Imprime a:



Certificate of Status
Certificat de Statut Documentaire

This is to certify that according to the records of the companies branch

Je certifie par les presentes que, conformement aux dossiers de la Direction des compagnies,

                   SMTC MANUFACTURING CORPORATION OF CANADA

Ontario Corporation No.

Numero matricule de la personne morale en Ontario

                                   001095112

is a corporation incorporated, amalgamated or continued under the laws of the Province of Ontario.

est constituee, fusionnee ou prorogee en vertu des lois de la province de l'Ontario.

The corporation came into existence on

La personne morale a ete fondee le

                             AUGUST 31 AOUT, 1994

and has not been dissolved.

et n'a pas ete dissoute.


Dated



Fait le



MAY 18 MAI, 2000

Director
Directrice

The issuance of this certificate in electronic form is authorized by the Director of Companies Branch.
La delivrance du present certificat sous forme electronique est autorisee par la Directrice de la Direction des compagnies.

                                  ROPES & GRAY

                            ONE INTERNATIONAL PLACE
                       BOSTON, MASSACHUSETTS 02110-2624
                                (617) 951-7000
                              FAX: (617) 951-7050

                                                             ONE FRANKLIN SOUARE
                                                             1301 K STREET, N.W.
30 KENNEDY PLAZA                                                  SUITE 800 EAST
PROVIDENCE, RI 02903-2358                              WASHINGTON, DC 20005-3333
(401) 455-4400                                                    (202) 626-3900
FAX: (401) 455-4401                                          FAX: (202) 626-3961


                                                                    May 18, 2000




To The General Administrative Agent and each
Lender Party to the Amendment referred to below

Ladies and Gentlemen:

      This opinion is being furnished to you pursuant to the Third Amendment, dated as of May 15, 2000 (the "Amendment"), to the Credit and Guarantee Agreement, dated as of July 28, 1999 (as amended by the First Amendment, dated as November 4, 1999, and the Second Amendment, dated as of December 14, 1999, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SMTC Corporation ("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing Corporation of Canada (the "Canadian Borrower"; together with the U. S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Brothers Inc., as advisor, lead arranger and book manager (in such capacity, the "Arranger"), The Bank of Nova Scotia, as syndication agent (in such capacity, the "Syndication Agent"), Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), The Bank of Nova Scotia, as Canadian administrative agent (in such capacity, the "Canadian Administrative Agent"), The Bank of Nova Scotia, as collateral monitoring agent (in such capacity, the "Collateral Monitoring Agent"), and General Electric Capital Corporation, as documentation agent (in such capacity, the "Documentation Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth, or by reference in the Amendment.

      We have acted as U. S. counsel to Holdings, U. S. Borrower and Canadian Borrower in connection with the Amendment.

      We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents and records and have made such investigation of fact and such examination of law as we have deemed appropriate in order to enable us to render the opinions set forth herein. In conducting such investigation, we have relied, without independent verification, upon certificates of officers of Holdings, public officials and other appropriate persons, and on the representations and warranties as to matters of fact and on the covenants as to the application of proceeds contained in the Amendment.

      The opinions expressed herein are limited to matters governed by the laws of The Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware and the

ROPES & GRAY


federal laws of the United States of America. We call your attention to the fact that the Amendment provides that it is to be construed in accordance with and governed by the laws of the State of New York. We are of the opinion that such provision would be given effect under Massachusetts conflict of laws principles. For purposes of rendering the opinions expressed below, we have assumed that the Amendment provides that it is to be governed by, and construed in accordance with, the internal laws of The Commonwealth of Massachusetts.

      Based upon the foregoing and subject to the additional qualifications set forth below, we are of the opinion that:

      1. Each of the U.S. Borrower and Holdings is a corporation validly existing in good standing under the laws of the State of Delaware and has the corporate power to execute and deliver the Amendment and to perform its obligations thereunder.

      2. Each of the U.S. Borrower and Holdings has duly authorized, executed and delivered the Amendment and (subject to the qualifications set forth in the unnumbered paragraphs at the end hereof) the Amendment and the Credit Agreement, as amended by the Amendment, constitute the legal, valid and binding obligation of each such Person and are enforceable against each such Person in accordance with their terms.

      3. Assuming that the Canadian Borrower (i) is a corporation validly existing in good standing under the laws of its jurisdiction of incorporation,
(ii) has the corporate power to execute and deliver the Amendment and to perform its obligations thereunder and (iii) has duly authorized, executed and delivered the Amendment, (subject to the qualifications set forth in the unnumbered paragraphs at the end hereof) the Amendment and the Credit Agreement, as amended by the Amendment, constitute the legal, valid and binding obligation of the Canadian Borrower and are enforceable against the Canadian Borrower in accordance with their terms.

      4. The execution and delivery by Holdings, the U. S. Borrower and the Canadian Borrower of the Amendment and the performance by each such Person of its obligations thereunder, (a) will not violate any provision of any Massachusetts or federal law, statute, rule or regulation or of the General Corporation Law of the State of Delaware, and (b) will not result in the breach or violation of, or constitute a default, result in the creation of a Lien or require the repurchase of securities under any court orders, judgements or decrees known to us, or under any of the agreements or instruments listed on Exhibit A hereto.

      5. Except as was required in order to perfect the Liens contemplated under the Credit Agreement, under Massachusetts or federal law or the General Corporation Law of the State of Delaware, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any Governmental Authority is required to be obtained by Holdings, the
U. S. Borrower or the Canadian Borrower in connection with the execution and delivery of the Amendment or the performance by each such Person of its obligations thereunder.

ROPES & GRAY

      Our opinion that the Amendment and the Credit Agreement, as amended by the Amendment, constitute the legal, valid and binding obligation of the U.S. Borrower, Holdings and the Canadian Borrower, enforceable against each such Person party thereto in accordance with their terms, is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors and secured parties, and (ii) general principles of equity, regardless of whether applied in proceedings in equity or at law.

      The opinions expressed herein do not purport to cover, and we express no opinion with respect to, the applicability of Section 548 of the federal Bankruptcy Code or any comparable provision of state law. In addition, we express no opinion as to whether a subsidiary may guarantee or otherwise become liable for, or pledge its assets to secure, indebtedness incurred by its parent or another subsidiary of its parent except to the extent such subsidiary may be determined to have benefitted from the incurrence of such indebtedness, or as to whether such benefit may be measured other than by the extent to which the proceeds of such indebtedness are directly or indirectly made available to such subsidiary for its corporate purposes. We call your attention to the fact that certain cases have held that an obligation of a corporation which is incurred to purchase the corporation's stock is subordinate to the claims of general creditors upon the bankruptcy or insolvency of the corporation.


      The opinions expressed herein are subject to the qualification that the enforceability of provisions in the Amendment and the Credit Agreement, as amended by the Amendment, providing for indemnification or contribution may be limited by public policy considerations. In addition, we express no opinion as to (i) the extent to which broadly worded waivers may be enforced, (ii) the enforceability of any provision of the Amendment or the Credit Agreement, as amended by the Amendment, which purports to grant the right of setoff to a purchaser of a participation in the loans outstanding thereunder or which provides for interest on interest or automatic compounding of interest, (iii) the enforceability of any provision which states that an oral modification of an agreement will not be effective, or (iv) the extent to which provisions providing for conclusive presumptions or determinations or waiver of offset or defenses will be enforced.


      This opinion is being furnished only to the addressees and is solely for their benefit and the benefit of their participants and assignees permitted by the Credit Agreement. This opinion may not be relied upon for any other purpose or by any other Person, without our prior written consent.


                                   Very truly yours,

                                   /s/ ROPES & GRAY

                                   ROPES & GRAY

ROPES & GRAY





EXHIBIT A



1. Stockholders Agreement among SMTC Corporation and certain stockholders dated as of July 30, 1999.


2. Reorganization and Merger Agreement dated as of July 26, 1999 by and among The Surface Mount Technology Centre Inc., HTM Holdings, Inc., SMTC Corporation, EMSIcon Investments, LLC, J&L Investments, LLC, the Warrantholders and the Stockholders listed therein.